Filed pursuant to Rule 497(a)(1)

File No. 333-201593

Rule 482AD

Full Circle Capital Corporation Successfully Completes Rights Offering

Greenwich, CT – March 31, 2015 – Full Circle Capital Corporation (the “Company”) (Nasdaq: FULL) announced today the successful completion of its non-transferable rights offering, which expired on March 30, 2015 as scheduled.

The Company received subscriptions for approximately 94% of the shares offered, 17% of which represents commitments by management and Full Circle Advisors.

In addition, an institutional investor has committed to purchase approximately 214,000 shares in open market transactions over a seven-day period following the expiration date of the rights offering. Such investor has agreed to acquire the remainder of its committed shares in a private placement at $3.50 per share directly from the Company to the extent such shares are not purchased in open market transactions during such seven-day period.

The rights offering and additional commitments will result in the issuance of no more than 11,420,207 additional shares of the Company’s common stock. The foregoing results are based upon the subscriptions for shares received, and remain subject to receipt of final payment for such shares in accordance with the terms and conditions of the rights offering.

Estimated gross proceeds from the rights offering, before payment of dealer-manager fees and other offering expenses, are expected to be approximately $39 million. The net proceeds will be used by the Company for the origination of new investments in accordance with its investment objective, and for working capital and other general corporate purposes. The subscription price for the rights was $3.50 per share.

“We greatly appreciate the support we received from our shareholders and the confidence in our current strategic direction, and it is now incumbent upon us to execute,” said Gregg Felton, President and Chief Executive Officer of Full Circle Capital Corporation. “The successful completion of the rights offering was an important step in terms of positioning our business for sustainable long-term growth. With the proceeds received from the rights offering, we now have a solid capital base from which to fund new opportunities generated from our growing pipeline that fit within our return and risk parameters.”

The Company issued to its stockholders of record as of March 6, 2015 non-transferable rights to subscribe for up to 11,949,034 shares of the Company’s common stock. Record date stockholders received one right for each outstanding share of common stock owned on the record date. The rights, which entitled holders to purchase one new share of common stock for every one right held, were not listed for trading on the NASDAQ Global Market or any other stock exchange.

Ladenburg Thalmann & Co. Inc. acted as the dealer manager for the rights offering.

About Full Circle Capital Corporation

Full Circle Capital Corporation (www.fccapital.com) is a closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. Full Circle lends to and invests in senior secured loans and, to a lesser extent, mezzanine loans and equity securities issued by lower middle-market companies that operate in a diverse range of industries. Full Circle’s investment objective is to generate both current income and capital appreciation through debt and equity investments. For additional information visit the company’s website www.fccapital.com.

Forward-Looking Statements

This press release contains forward-looking statements which relate to future events or Full Circle's future performance or financial condition. Any statements that are not statements of historical fact (including statements containing the words “believes,” “should,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements. These forward-looking statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in Full Circle's filings with the Securities and Exchange Commission. Full Circle undertakes no duty to update any forward-looking statements made herein.

Company Contact:	Investor Relations Contacts:
John Stuart, Chairman	Garrett Edson/Brad Cohen
Gregg J. Felton, President and Chief Executive Officer	ICR, LLC
Full Circle Capital Corporation	(203) 682 – 8200
(203) 900 – 2100
info@fccapital.com